SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                            reported): July 30, 1998


                              LACLEDE STEEL COMPANY
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                                     0-3855
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                            (Commission File Number)

                                   43-0368310
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                     (I.R.S. Employer Identification Number)



       One Metropolitan Square
        St. Louis, Missouri                                63102
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(Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:    314-425-1400

Item  5.  Other Events.

See Press Release attached as an Exhibit to this Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibit No.                Description of Exhibit
         ----------                 ----------------------
               99                   Press Release dated July 30, 1998.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LACLEDE STEEL COMPANY
                                    (Registrant)

Date: July 30, 1998                 By: /s/ Michael H. Lane
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                                        Michael H. Lane
                                        Vice President - Finance, Treasurer and
                                        Secretary